Exhibit 99.1

Filed by NCI Building Systems, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 13e-4(c)
of the Securities Exchange Act of 1934

Subject Company: NCI Building Systems, Inc.
Commission File No. 1-14315
Dated: September 1, 2009

On September 1, 2009, NCI Building Systems, Inc. issued the following press release:

NCI Building Systems Amends Transaction With Clayton, Dubilier & Rice With Respect To The Terms Of Convertible Note Exchange Offer And Obtains Agreement From Holders Of More Than 75% of Outstanding Convertible Notes To Tender In Exchange Offer

HOUSTON, September 1, 2009 -- NCI Building Systems, Inc. (NYSE: NCS) today announced that it has amended its investment agreement with Clayton, Dubilier & Rice Fund VIII, L.P. (the “CD&R Fund”) to amend the terms of the convertible note exchange offer contemplated by the investment agreement. Under the terms of the amended investment agreement, the Company’s existing convertible noteholders will receive $500 cash and 390 shares, for each $1000 principal amount tendered in the exchange offer, and the CD&R Fund will continue to invest $250 million in the Company through the purchase of newly issued Convertible Participating Preferred Shares for a pro forma ownership of 68.5%.  These are the same terms that were under discussion among the Company, the CD&R Fund and certain noteholders as disclosed in the Company’s press release dated August 27, 2009.

The Company also announced that, in connection with the execution of the amended investment agreement, it entered into a lock-up and voting agreement with the holders of over 75% of the aggregate principal amount of the Company’s outstanding convertible notes, in which such noteholders have agreed, in accordance with the terms of the lock-up and voting agreement, to tender their notes in the exchange offer under the amended terms.

NCI’s investment agreement with the CD&R Fund is part of a comprehensive solution to address the Company’s near term debt repayment obligations, reduce debt by $323 million and position the Company for future growth. As previously reported, the completion of the CD&R transaction is subject to a number of conditions, including the completion of an exchange offer for at least 95% of the aggregate principal amount of the Company’s existing convertible notes; completion of the refinancing of the Company’s existing senior secured debt facility; entry into a new asset-based revolving credit facility; and other customary closing conditions.

The Company expects to launch the exchange offer for its outstanding convertible notes on or prior to September 9, 2009. In connection with the exchange offer, the Company expects to file with the U.S. Securities and Exchange Commission a registration statement on Form S-4, an exchange offer statement on Schedule TO and related documents and materials.

The Company also expects to launch discussions with its senior secured credit facility lenders to receive the necessary consents for the refinancing of its existing credit facility. As part of these efforts, in addition to agreeing to tender their convertible notes in the exchange offer on the above-noted terms, to the extent noteholders that are party to the lock-up and voting agreement hold loans under the Company’s existing credit facility, they have agreed to support the refinancing of the Company’s existing credit facility.

The Company will file a Form 8-K today with the amended investment agreement to reflect the revised exchange offer terms and the lock-up and voting agreement.

NCI Building Systems, Inc. is one of North America’s largest integrated manufacturers of metal products for the nonresidential building industry. NCI is comprised of a family of companies operating manufacturing facilities across the United States and Mexico, with additional sales and distribution offices throughout the United States and Canada.

Additional Information and Where To Find It/Additional Disclosure:

In connection with the proposed exchange offer by the Company to acquire all of the Company’s outstanding 2.125% Convertible Senior Subordinated Notes due 2024 (the “convertible notes”), issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, a tender offer statement on Schedule TO and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the tender offer statement and the other related documents and materials filed with the SEC, as well as any amendments and supplements thereto, when they become available because they will contain important information about the Company, the proposed exchange offer and related transactions.

The final offer document and prospectus relating to the proposed exchange offer will be mailed to the holders of the convertible notes. Investors and security holders may obtain a free copy of the registration statement, tender offer statement and the final offer document and prospectus (when available), as well as other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Free copies of NCI's filings with the SEC may also be obtained from the Company's Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

This communication shall not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy, securities, nor shall there be any exchange or sale of such securities in any jurisdiction in which such offer, exchange, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Accordingly, the proposed offer for the Company’s convertible notes described in this communication has not commenced. At the time that the contemplated offer is commenced, the Company will file a statement on Schedule TO and registration statement on Form S-4 with the SEC. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act. These statements and other statements identified by words such as “guidance,” “potential,” “expect,” “should” and similar expressions are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause NCI’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are: the occurrence of any event, change or other circumstance that could give rise to the termination of the investment agreement with Clayton, Dubilier & Rice Fund VIII, L.P.; the inability to complete the transactions contemplated by the investment agreement due to failure to satisfy conditions to such transactions (including with respect to the refinancing of the senior credit facility and the convertible notes); the failure of the transactions contemplated by the investment agreement to close for any reason; the outcome of any legal proceedings that may be instituted against the Company and others following the announcement of the investment agreement, the transactions contemplated thereby, including the convertible notes exchange offer; risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention; industry cyclicality and seasonality and adverse weather conditions; ability to service the Company’s debt; fluctuations in customer demand and other patterns; raw material pricing and supply; competitive activity and pricing pressure; general economic conditions affecting the construction industry; the current financial crisis and U.S. recession; changes in laws or regulations; the volatility of the Company’s stock price; the potential dilution associated with the convertible notes exchange offer; the Company’s ability to comply with the financial tests and covenants in its existing and future debt obligations; the significant demands on the Company’s liquidity while current economic and credit conditions are severely affecting its operations; and the uncertainty surrounding the transactions described herein, including the Company’s ability to retain employees, customers and vendors. Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 2, 2008, identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. NCI expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

CONTACT: Investors, Lynn Morgen or Betsy Brod, both of MBS Value Partners, +1-212-750-5800; or Media, Terry Rooney of Rooney & Associates Communications, +1-212-223-0689, all for NCI Building Systems.

10943 N. Sam Houston Parkway W. • Houston, Texas 77064
P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675